Exhibit 10.2

FIRST AMENDMENT TO PORTFOLIO PURCHASE AGREEMENT

Southmont Plaza – Easton, PA

East Hanover Plaza – East Hanover, NJ

Stow Community Center – Stow, OH

This First Amendment to Portfolio Purchase Agreement (this “Amendment”) is made and entered into as of the 22nd day of September, 2025 (the “First Amendment Effective Date”) by and among BRE DDR IVA SOUTHMONT PA LLC, a Delaware limited liability company (“Southmont Seller”), DDR SOUTHEAST EAST HANOVER, L.L.C., a Delaware limited liability company (formerly known as Inland Southeast East Hanover, L.L.C.) (“East Hanover Seller”), DDR OHIO OPPORTUNITY II LLC, an Ohio limited liability company (“Stow Seller”) (each individually, a “Seller” and collectively, “Sellers”), and HRP STOW, LLC, a Delaware limited liability company (“HRP Stow”), BRAMBLEWOOD STOW LLC, a Delaware limited liability company (“Bramblewood Stow”), and CONCORD STOW LLC, a Delaware limited liability company (“Concord Stow” and together with Bramblewood Stow and HRP Stow, collectively as tenants in common “Stow Buyer”), HRP SOUTHMONT, LLC, a Delaware limited liability company (“HRP Southmont”), BRAMBLEWOOD 89 LLC, a Delaware limited liability company (“Bramblewood Southmont”), and CONCORD 89 LLC, a Delaware limited liability company (“Concord Southmont” and together with Bramblewood Southmont and HRP Southmont, collectively as tenants in common, “Southmont Buyer”), and HRP EAST HANOVER, LLC, a Delaware limited liability company (“HRP East Hanover”), BRAMBLEWOOD EAST HANOVER LLC, a Delaware limited liability company (“Bramblewood East Hanover”), and CONCORD EAST HANOVER LLC, a Delaware limited liability company (“Concord East Hanover” and together with Bramblewood East Hanover and HRP East Hanover, collectively as tenants in common, the “East Hanover Buyer”). The East Hanover Buyer, together with Stow Buyer and Southmont Buyer shall be collectively referred to as the “Buyer”. Sellers and Buyer may be collectively referred to herein as the “Parties”.

WITNESSETH:

WHEREAS, Sellers and Buyer entered into that certain Portfolio Purchase Agreement, dated effective as of September 15, 2025 (the “Agreement”), pursuant to which Sellers agreed to sell and Buyer agreed to purchase certain real properties described in Exhibits “A-1”, “A-2” and “A-3” to the Agreement, and depicted in Exhibits “B-1”, “B-2” and “B-3” to the Agreement, together with certain other property interests to be assigned or conveyed under the Agreement.

WHEREAS, Sellers and Buyer wish to modify the Agreement as set forth herein.

AGREEMENT:

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Incorporation of Recitals. Each of the above recitals is incorporated herein and deemed to be the agreement of the Parties and is relied upon by each Party to this Amendment in agreeing to the terms of this Amendment. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Agreement.

2. Due Diligence Period. Buyer hereby waives its right to terminate the Agreement pursuant to Section 8.2(b) of the Agreement, and elects to proceed with the purchase of the Properties in accordance with the terms and conditions contained in the Agreement (as amended by this Amendment). Notwithstanding anything to the contrary contained in the Agreement, Buyer shall deposit the Additional Deposit with the Escrow Agent within one (1) business day of the First Amendment Effective Date.

3. Closing Date. Section 6.1 of the Agreement shall be, and hereby is, deleted in its entirety and replaced with the following sentence in lieu thereof:

“6.1 Closing. The transaction contemplated herein shall be closed via an escrow established at the office of the Escrow Agent at such time and on such date as may be agreed upon by Buyer and Sellers; provided, however, that the closing shall occur on or before 3:00 PM (Eastern Time) on or before October 17, 2025. The time and date of such closing is referred to herein as the “Closing Date” or the “Closing”. Notwithstanding the foregoing, Buyer shall have the one-time right to extend the Closing Date solely as a result of Buyer’s existing lender (PIMCO) being unable or unwilling to provide financing to the Stow Property to such date that is no later than December 31, 2025 by giving written notice to Sellers (the “Closing Date Extension Notice”) not later than three (3) business days prior to the originally scheduled Closing Date. Within three (3) business days after delivery of the Closing Date Extension Notice, Buyer shall deposit an additional One Million Two Hundred Sixty Thousand and 00/100 Dollars ($1,260,000.00) with the Escrow Agent in escrow (the “Extension Deposit”). The Extension Deposit shall be nonrefundable to Buyer but shall be applicable to the Purchase Price at Closing.”

For the avoidance of doubt, the foregoing revisions to Section 6.1 are not, shall not be construed as, a financing contingency. As such, Buyer is obligated to purchase all of the Properties in accordance with the terms of the Agreement regardless of Buyer’s ability to obtain alternative financing for any one or more of the Properties.

4. Tenant Estoppels. Notwithstanding anything to the contrary contained in the Agreement, including, without limitation, the requirements set forth in Section 6.3 of the Agreement:

(a)
Buyer acknowledges and agrees that it has received and approved all of the Required Estoppels, except for the Tenant Estoppel from Giant Eagle in respect of the Stow Property (collectively, the “Approved Estoppels”). As such, Buyer waives any and all right to object to the Approved Estoppels, including, without limitation, as to any Approved Estoppel(s) being “stale” by the time of Closing (as may be extended).
(b)
Buyer and Sellers waive their respective rights to extend the Closing pursuant to Section 6.2(e) of the Agreement as all Required Estoppels have been received.
(c)
Sellers agree to reasonably cooperate with Buyer to facilitate updating certain

Required Estoppels solely as may be required by Buyer’s new lender (collectively, the “New Lender Tenant Estoppels”); provided, however, that delivery of any New Lender Tenant Estoppels shall not be a condition to Buyer’s obligation to purchase the Properties pursuant to the terms of the Agreement. For the avoidance of doubt, if any of the New Lender Tenant Estoppels are not delivered prior to Closing, Buyer shall be required to purchase of the Properties in accordance with the Agreement based on the prior Approved Estoppels. Without in any way limiting the foregoing, Sellers agree to provide Buyer with all relevant tenant contact information that is currently available to Sellers and otherwise make commercially reasonable efforts to cooperate with Buyer in the event Buyer must facilitate delivery of any new estoppels required by Buyer’s new lender.

5. Miscellaneous.

(a) Except as otherwise amended by this Amendment, the Agreement remains unmodified and un-amended, and the Agreement, as amended by this Amendment, is hereby ratified and confirmed.

(b) To the extent that the terms and provisions of this Amendment are inconsistent with or ambiguous when read in conjunction with the Agreement, the terms and provisions of this Amendment shall govern and control.

(c) This Amendment may be executed in counterparts, each of which constitutes one and the same original instrument. This Amendment may be executed by an exchange of signatures via facsimile, e-mail or pdf copies or other generally recognized electronic signature (e.g. DocuSign). Counterpart signatures may be detached from one counterpart and reattached to another identical counterpart without invalidating this Amendment.

[Remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to be effective as of the First Amendment Effective Date.

SELLERS:

BRE DDR IVA SOUTHMONT PA LLC,

a Delaware limited liability,

By: /s/ Michael S. Owendoff__________________

Michael S. Owendoff, Deputy General Counsel

DDR SOUTHEAST EAST HANOVER, L.L.C.,

a Delaware limited liability company

(formerly known as Inland Southeast East Hanover, L.L.C.),

By: /s/ Michael S. Owendoff__________________

Michael S. Owendoff, Deputy General Counsel

DDR OHIO OPPORTUNITY II LLC,

an Ohio limited liability company

By: /s/ Michael S. Owendoff__________________

Michael S. Owendoff, Deputy General Counsel

BUYER:

HRP STOW, LLC,

a Delaware limited liability company

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

BRAMBLEWOOD STOW LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

CONCORD STOW LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

HRP SOUTHMONT, LLC,

a Delaware limited liability company

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

BRAMBLEWOOD 89 LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

CONCORD 89 LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

HRP EAST HANOVER, LLC,

a Delaware limited liability company

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

BRAMBLEWOOD EAST HANOVER LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory

CONCORD EAST HANOVER LLC,

a Delaware limited liability company

By: Haverford Retail LLC,

a Delaware limited liability company

its Manager

By: /s/ Joseph R. Staugaard, III

Name: Joseph R. Staugaard, III

Title: Authorized Signatory